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                                                                    Exhibit 23.5

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
CapRock Communications Corp.:

We consent to the use of our reports related to CapRock Communications Corp. incorporated herein by reference and to the reference to our firm under the heading "Experts" and "Independent Auditors" in the Registration Statement.


                                                /s/ KPMG LLP
                                                KPMG LLP


Dallas, Texas
October 19, 2000